SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the


                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 7, 2003





                               VECTREN CORPORATION


             (Exact Name of Registrant as Specified in Its Charter)





                                     INDIANA


                 (State or Other Jurisdiction of Incorporation)





                  1-15467                                  35-2086905
          (Commission File Number)             (IRS Employer Identification No.)


                              20 N.W. Fourth Street

                            Evansville, Indiana 47708

               (Address of Principal Executive Offices)(Zip Code)





       Registrant's Telephone Number, Including Area Code: (812) 491-4000

Item 5.   Other Events.

     On August 7, 2003, Vectren Corporation ("Registrant") and Goldman, Sachs & Co., as representative of the several underwriters named in Schedule I of the Underwriting Agreement (collectively, the "Underwriters"), executed that certain Underwriting Agreement in connection with the sale by the Registrant to the Underwriters of the aggregate 6,500,000 shares of Registrant's common stock and all or any part of the 975,000 shares of Registrant's common stock (together, the "Securities") subject to the option described in Section 2 of the Underwriting Agreement, a copy of which is attached hereto as Exhibit 1.

     Registrant hereby files the final Legal Opinion of Barnes & Thornburg, attached hereto as Exhibit 5 and incorporated herein by reference, in connection with the issuance of the Securities.



Item 7.   Financial Statements and Exhibits.

          (a)  Exhibits:

               The following exhibits are filed as part of this report:

                  Exhibit 1  - Underwriting Agreement dated as of August 7, 2003

                  Exhibit 5  - Opinion of Barnes & Thornburg

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            VECTREN CORPORATION
                                            (Registrant)


Dated:  August 11, 2003                     By: /s/ M. Susan Hardwick
                                                --------------------------------
                                                 M. Susan Hardwick
                                                 Vice President and Controller